UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 8, 2007

Design Source, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52089	36-4528166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Europa Drive, Suite 455
Chapel Hill, North Carolina 27517
(Address of principal executive offices)	(Zip Code)

(919) 933-2720
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 8, 2007, we notified Williams & Webster, P.S. that we were dismissing them as our principal independent accountant on that date. The dismissal of Williams & Webster, P.S. was approved by our board of directors.

Williams & Webster, P.S. had been our principal independent accountant for the fiscal year ended March 31, 2007. The report of Williams & Webster, P.S. on our financial statements for the period ended March 31, 2007 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was modified to include an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

In connection with the audit for the year ended March 31, 2007 and during the subsequent interim period through October 8, 2007, there were no disagreements between us and Williams & Webster, P.S. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Williams & Webster, P.S. to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audit of the period ended March 31, 2007 and during the subsequent interim period through October 8, 2007, Williams & Webster, P.S. did not advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist;

•
information had come to their attention that led them to no longer be able to rely on our management’s representations or made them unwilling to be associated with the financial statements prepared by our management;

•	there was a need to expand significantly the scope of their audit;

•
information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

We provided Williams & Webster, P.S. with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in the Current Report. A copy of the letter we received from Williams & Webster, P.S. accompanies this Current Report on Form 8-K as Exhibit 16.

On October 10, 2007, we engaged Sherb & Co., LLP, as our principal independent accountant for the fiscal year ending March 31, 2008. The appointment of Sherb & Co., LLP was approved by our board of directors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Current Report are as follows:

Exhibit 16.1	Letter from Williams & Webster, P.S. regarding changes in Registrant’s certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Design Source, Inc.

Date: October 19, 2007:	By:	/s/ Peter A. Reichard
Name: Peter A. Reichard
Title: President